                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  Mortgage Loan Purchase Agreement, dated as of April 11, 2005
(the "Agreement"), between UBS Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance
LLC, as an additional party responsible for the Seller's obligations hereunder
(in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation II
(together with its successors and permitted assigns hereunder, the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to
purchase certain multifamily and commercial mortgage loans (the "Mortgage
Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the
"Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial
Mortgage Trust 2005-C2, Commercial Mortgage Pass-Through Certificates, Series
2005-C2. One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of April 11,
2005 (the "Pooling and Servicing Agreement"), between the Purchaser, as depositor, Wells Fargo Bank, National Association, as master servicer (the
"Master Servicer"), Lennar Partners, Inc., as special servicer (the "Special
Servicer"), LaSalle Bank National Association, as trustee (the "Trustee"), and
ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing
Agreement, as in effect on the Closing Date.

                  The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman") and UBS Securities LLC ("UBS Securities" and, together with
Lehman in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase
Agreement"), dated as of the date hereof, with Lehman and UBS Securities
(together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the
Residual Interest Certificates).

                  In connection with the transactions contemplated hereby, the
Seller, UBS Americas Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters
and the Placement Agents have entered into an Indemnification Agreement (the
"Indemnification Agreement"), dated as of the date hereof.

                  Now, therefore, in consideration of the premises and the
mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase.

                  The Seller agrees to sell, and the Purchaser agrees to
purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Exhibit A. The Mortgage

Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $878,046,090 (the "Initial UBS Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on April
20, 2005 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to a percentage (mutually agreed upon by the parties hereto) of the Initial UBS Pool Balance, plus interest accrued on each
Mortgage Loan at the related Mortgage Rate (net of the related Administrative
Cost Rate), for the period from and including April 11, 2005 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing
Date; and (B) a 39.36390% Percentage Interest in each Class of Residual Interest
Certificates (all such Residual Interest Certificates, the "Seller's Residual
Interest Certificates").

                  SECTION 2. Conveyance of Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 7 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

                  (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

                  (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a
Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer), all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans.

                  (d) The Seller shall retain,with respect to each Mortgage
Loan, an Independent third party (the "Recording/Filing Agent"), through which it shall: (i) as and in the manner provided in the Pooling and Servicing
Agreement (and in any event within 45 days following the later of the Closing
Date and the date on which all necessary recording or filing, as applicable, information is available to the subject Recording/Filing Agent), submit for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as applicable (A) each

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related assignment of Mortgage and assignment of Assignment of Leases in favor of, and delivered under clause (iv) of the definition of Mortgage File to, the
Trustee, and (B) solely with respect to nursing facilities and hospitality properties (identified on Schedule VI to the Pooling and Servicing Agreement),
each assignment of UCC Financing Statement, in favor of, and delivered under clause (iv) of the definition of Mortgage File to, the Trustee; and (ii) cause each such assignment of Mortgage, assignment of Assignment of Leases and assignment of UCC Financing Statement to be delivered to the Trustee following its return by the appropriate public office for real property records or UCC
Financing Statements, as applicable, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master Servicer); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of
Assignment of Leases, the Trustee shall obtain a certified copy of the recorded original.

                  If any such assignment of Mortgage, assignment of Assignment of Leases and/or assignment of UCC Financing Statement referred to in the preceding paragraph is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the
Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

                  The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding two paragraphs, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

                  (e) With respect to any Mortgage Loan, the following documents
(other than any document that constitutes part of the Mortgage File for such
Mortgage Loan): copies of any final appraisal, final survey, final engineering report, final environmental report, opinion letters of counsel to the related mortgagor delivered in connection with the closing of such Mortgage Loan, escrow agreements, organization documentation for the related mortgagor, organizational documentation for any related guarantor or indemnitor, if the related guarantor or indemnitor is an entity, insurance certificates, leases for tenants representing 25% or more of the annual income with respect to the related
Mortgaged Property, final seismic report and property management agreements, but in each case, only if the subject document (a) was in fact obtained in connection with the origination of such Mortgage Loan, (b) relates to the administration or servicing of such Mortgage Loan, (c) is reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loan by the
Master Servicer or Special Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (d) is in the possession or under the control of the Seller shall, within 45 days of the Closing Date, be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the applicable Sub-Servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

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                  (f) After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

                  (g) In connection with the obligations of the Master Servicer under Sections 3.01(g) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan that is secured by the interests of the related
Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and each Mortgage Loan that has a related letter of credit, the Seller shall deliver to and deposit with the Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(g) of the Pooling and Servicing
Agreement, the Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the Trustee.

                  (h) Pursuant to the Pooling and Servicing Agreement, the
Master Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the Seller with a certificate (the "Master Servicer Certification")
within 90 days of the Closing Date acknowledging its receipt as of the date of the Master Servicer Certification of such documents actually received; provided that such review shall be limited to identifying the document received, the
Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate).
Notwithstanding anything to the contrary set forth herein, to the extent the
Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the first anniversary of the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

                  (i) In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loans.

                  SECTION 3. Representations, Warranties and Covenants of Seller
and Additional Party.

                  (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

                      (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and
                 possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

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                      (ii) This Agreement has been duly and validly authorized,
                 executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the
                 Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing
                 Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (iii) The execution and delivery of this Agreement by the
                 Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A)
                 violate the Representing Party's organizational documents, (B)
                 violate any law or regulation or any administrative decree or order to which the Representing Party is subject, or (C)
                 constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

                      (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition
                 (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

                      (v) The Representing Party is not a party to or bound by
                 any agreement or instrument or subject to any organizational document or any other corporate or limited liability company
                 (as applicable) restriction or any judgment, order, writ,
                 injunction, decree, law or regulation that would, in the
                 Representing Party's reasonable and good faith judgment,
                 materially and adversely affect the ability of the Representing
                 Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

                      (vi) Except for the recordation and/or filing of
                 assignments and other transfer documents with respect to the
                 Mortgage Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing
                 Party with this Agreement or the consummation of the
                 transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                      (vii) No litigation is pending or, to the best of the
                 Representing Party's knowledge, threatened against the
                 Representing Party that would, in the Representing Party's good faith and reasonable judgment, prohibit its entering into this
                 Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

                                      -5-

                      (viii) No proceedings looking toward merger, liquidation,
                 dissolution or bankruptcy of the Representing Party are pending or contemplated.

                  In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

                      (i) Under generally accepted accounting principles
                 ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the
                 Purchaser in exchange for the consideration specified in
                 Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the
                 Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
                 Purchaser. The Seller is not selling the Mortgage Loans to the
                 Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its
                 transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the
                 Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its
                 business. The Mortgage Loans do not constitute all or
                 substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and
                 obligations as they mature.

                      (ii) The Seller will acquire the Seller's Residual
                 Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

                      (iii) The Seller understands that (A) the Seller's
                 Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (B) neither the
                 Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C)
                 neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and
                 qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the
                 Pooling and Servicing Agreement.

                      (iv) The Seller understands that it may not sell or
                 otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing
                 Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual
                 Interest Certificates will bear legends that identify the
                 transfer restrictions to which such Certificates are subject.

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                      (v) Neither the Seller nor anyone acting on its behalf has
                 (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any
                 Seller's Residual Interest Certificate, any interest in a
                 Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise
                 approached or negotiated with respect to any Seller's Residual
                 Interest Certificate, any interest in a Seller's Residual
                 Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E)
                 taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the
                 Seller's Residual Interest Certificates a violation of Section
                 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual
                 Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any
                 other similar security.

                      (vi) The Seller has been furnished with all information
                 regarding (A) the Purchaser, (B) the Seller's Residual Interest
                 Certificates and distributions thereon, (C) the nature,
                 performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

                      (vii) The Seller is either (a) a "qualified institutional
                 buyer" within the meaning of Rule 144A under the Securities Act or (b) an "accredited investor" as defined in any of paragraphs
                 (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or an entity in which all its equity owners are "accredited investors" as defined in such paragraphs and has such knowledge and experience in financial and business matters as to be
                 capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates. The Seller has
                 sought such accounting, legal and tax advice as it has
                 considered necessary to make an informed investment decision;
                 and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                      (viii) The Seller is not a Plan and is not directly or
                 indirectly acquiring the Seller's Residual Interest
                 Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

                      (ix) The Seller is a United States Tax Person and is not a
                 Disqualified Organization.

                  (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

                  (c) The Seller intends to transfer the Seller's Residual
Interest Certificates to JPMorgan Chase Bank, National Association on or about the Closing Date; and, in connection therewith, the Seller will comply with all of the requirements of Section 5.02 of the Pooling and Servicing Agreement, as
in effect on the Closing Date, and applicable law. The Seller hereby directs the

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Purchaser to cause the Seller's Residual Interest Certificates to be registered in the name of JPMorgan Chase Bank, National Association upon initial issuance.

                  SECTION 4. Representations and Warranties of the Purchaser.

                  In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

                      (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of
                 Delaware. The Purchaser has the full corporate power and
                 authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

                      (ii) This Agreement has been duly and validly authorized,
                 executed and delivered by the Purchaser and, assuming due
                 authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization,
                 receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (iii) The execution and delivery of this Agreement by the
                 Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the
                 Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the
                 Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                      (iv) Except as may be required under federal or state
                 securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this
                 Agreement, or the consummation by the Purchaser of any
                 transaction described in this Agreement.

                      (v) Under GAAP and for federal income tax purposes, the
                 Purchaser will report the transfer of the Mortgage Loans by the
                 Seller to the Purchaser, as provided herein, as a sale of the
                 Mortgage Loans to the Purchaser in exchange for the
                 consideration specified in Section 1 hereof.

                 SECTION 5. Notice of Breach; Cure; Repurchase.

                 (a) If the Seller receives written notice with respect to any
Mortgage Loan (i) that any document constituting a part of clauses (i) through
(x) of the definition of Mortgage File has not been executed or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any

                                      -8-

Mortgage Loan, and such Document Defect or Breach materially and adversely affects the value of the Mortgage Loan at the time of such notice, then such
Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach", as the case may be. Then, following receipt of a Seller/Depositor Notification with respect to such Material
Document Defect or Material Breach, as the case may be, the Seller shall
(subject to Sections 5(f), (g) and (h)), (A) not later than 90 days after (1)
the Seller and the Purchaser have agreed upon the existence of such Material
Document Defect or Material Breach or (2) a court of competent jurisdiction makes a final non-appealable determination that a Material Document Defect or
Material Breach exists or (B) in the case of a Material Document Defect or
Material Breach that affects whether a Mortgage Loan was, as of the Closing
Date, is or will continue to be a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days following the discovery by any party of such Material Document Defect or Material Breach
(either such 90-day period, in the case of (A) or (B), as applicable, an
"Initial Resolution Period"): (i) cure such Material Document Defect or Material
Breach, as the case may be, in all material respects (which cure shall include payment of any out-of-pocket expenses that are reasonably incurred and directly attributable to pursuing such a claim based on such Material Document Defect or
Material Breach associated therewith), or (ii) if such Material Document Defect or Material Breach, as the case may be, cannot be cured within the Initial
Resolution Period, repurchase the affected Mortgage Loan (or the related
Mortgaged Property) from, and in accordance with the directions of, the
Purchaser or its designee, at a price equal to the Purchase Price; provided that if (a) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period,
(b) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (c) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document
Defect, as the case may be, within the applicable Initial Resolution Period, and
(d) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period"), to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related
Mortgaged Property); and provided, further, that, if any such Material Document
Defect is still not cured after the Initial Resolution Period and any such
Resolution Extension Period solely due to the failure of the Seller to have received a recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Material Document
Defect so long as the Seller certifies to the Purchaser every six months thereafter that the Material Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken). The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.02(b) of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or Material Breach or knowledge or awareness by the
Seller of any Material Document Defect or Material Breach.

                  If, during the period of deferral by the Seller of its cure and repurchase obligations as contemplated by the last proviso of the penultimate sentence of the preceding paragraph, the Mortgage

                                      -9-

Loan that is the subject of the Material Document Defect either becomes a
Specially Serviced Mortgage Loan or becomes the subject of a proposed or actual assumption of the obligations of the related Mortgagor under such Mortgage Loan, then, following receipt by the Seller of a Seller/Depositor Notification providing notice of such event, the Seller shall cure the subject Material
Document Defect within the time period specified in such Seller/Depositor
Notification. If, upon the expiration of such period, the Seller has failed to cure the subject Material Document Defect, the Master Servicer or the Special
Servicer, as applicable, shall be entitled (but not obligated) to perform the obligations of the Seller with respect to curing the subject Material Document
Defect and, in the event of such an election, the Seller shall pay all reasonable actual out-of-pocket costs and expenses in connection with the applicable servicer's effecting such cure.

                 (b) [Reserved.]

                 (c) If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of
Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i)
determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

                 (d) It shall be a condition to any repurchase of a Mortgage
Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any

                                      -10-

Mortgage Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage
Loan and shall forward such amended schedule to the Purchaser.

                 (e) Any repurchase of a Mortgage Loan pursuant to this Section
5 shall be on a whole loan, servicing released basis. The Seller and the
Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the Purchaser with respect to any Breach or
Document Defect.

                 (f) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph (xlviii) of Exhibit B to this
Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the
Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the
Mortgagor, (iv) are the basis of such Breach and (v) constitute "Covered Costs".
Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and Servicing Agreement).

                 (g) Subject to Section 5(f) and the last three sentences of this paragraph, if the Seller determines that a Material Breach (other than a
Material Breach of a representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement)
or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section 5(a) hereof, then in lieu of repurchasing such Mortgage Loan the Seller may, at its sole option, pay a cash amount equal to the loss of value (each such payment, a "Loss of Value Payment") with respect to such Mortgage Loan, which loss of value is directly attributed to such
Material Breach or Material Document Defect, as the case may be. The amount of each such Loss of Value Payment shall be determined either (i) by mutual agreement of the Special Servicer on behalf of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be, and the
Seller, or (ii) by judicial decision; provided that, in the event there is a legal action for determining the existence of a Material Breach or a Material
Document Defect with respect to any Mortgage Loan, such legal action must also include a determination of the amount of the loss of value to such Mortgage Loan directly attributed to such Material Breach or such Material Document Defect, as the case may be. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or
Material Document Defect and the Seller shall not be obligated to otherwise cure such Material Breach or Material Document Defect or repurchase the affected
Mortgage Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding

                                      -11-

the foregoing provisions of this Section 5(g), if substantially all of the loss of value to a Mortgage Loan was caused by a Material Breach or Material Document
Defect, which Material Breach or Material Document Defect is not capable of being cured, this Section 5(g) shall not apply and the Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the Seller in accordance with this
Section 5(g), the amount of such Loss of Value Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e)
of the Pooling and Servicing Agreement.

                  In the event the amount of any Loss of Value Payment is
determined by judicial decision, then such Loss of Value Payment shall also include the payment of any costs and expenses (including costs incurred in establishing the amount of any related loss of value to the subject Mortgage
Loan) that are: (i) reasonably incurred in good faith by the Master Servicer, the Special Servicer and/or the Trustee (on behalf of the Trust) in enforcing the rights of the Trust against the Seller with respect to the subject Material
Breach or Material Document Defect, as the case may be; and (ii) directly attributable to the enforcement of the rights of the Trust with respect to the subject Material Breach or Material Document Defect, as the case may be;
provided that, that in the event the Seller tenders a loss of value payment in a specified amount in connection with a Material Breach or Material Document
Defect, as the case may be, prior to the institution of legal proceedings and that offer is rejected and an amount equal to or less than the loss of value payment originally tendered by the Seller is ultimately determined by judicial decision to be the actual amount of the Loss of Value Payment attributed to such
Material Breach or Material Document Defect, as the case may be, then that Loss of Value Payment shall not include the payment of any costs or expenses incurred by the Master Servicer, the Special Servicer and/or the Trustee in connection with the subject litigation; provided, further, that if the Special Servicer request a loss of value payment from the Seller of a specified amount in connection with a Material Breach or Material Document Defect, as the case may be, and the Seller refuses to pay that amount and an amount equal to or greater than the loss of value payment originally requested by the Special Servicer is ultimately determined by judicial decision to be the actual Loss of Value
Payment attributable to such Material Document Defect or Material Breach, then that Loss of Value Payment shall also include the payment of all costs and expenses reasonably incurred in connection with that judicial determination; and
provided, further, that, if the Seller tenders a loss of value payment in connection with a Material Breach or Material Document Defect, as the case may be, in a specified amount, and the Special Servicer rejects such tender and requests a greater loss of value payment amount, and an amount in between the respective amounts tendered and requested is ultimately determined by judicial decision to be the actual Loss of Value Payment attributable to such Material
Breach or Material Document Defect, as the case may be, then that Loss of Value
Payment shall also include the payment of an amount equal to the product of (i)
all costs and expenses reasonably incurred in connection with that judicial determination, multiplied by (ii) a fraction, the numerator of which is the excess of the amount determined by judicial decision over the amount tendered by the Seller, and the denominator of which is the excess of the amount requested by the Special Servicer over the amount tendered by the Seller. Notwithstanding the foregoing, in the event any Loss of Value Payment is determined by the parties hereto by mutual agreement (and not by a judicial decision), that Loss of Value Payment shall not include any costs and expenses incurred by the Master
Servicer, the Special Servicer or the Trustee unless such costs and expenses were specifically included in such mutual agreement.

                                      -12-

                  (h) Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Exhibit B to this Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a Material Document Defect or
Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust
Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

                  SECTION 6. Obligations of the Additional Party.

                  The Additional Party hereby covenants and agrees with the
Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations.
Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's
obligations hereunder shall be deemed to be performance thereof by the Seller.

                  SECTION 7. Closing.

                  The closing of the sale of the Mortgage Loans (the "Closing")
shall be held at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

                  The Closing shall be subject to each of the following
conditions:

                  (a) All of the representations and warranties of the Seller and the Additional Party set forth in or made pursuant to Sections 3(a) and 3(b)
of this Agreement, and all of the representations and warranties of the
Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

                  (b) Insofar as it affects the obligations of the Seller
hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

                  (c) All documents specified in Section 8 of this Agreement
(the "Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (d) The Seller shall have delivered and released to the
Trustee (or a Custodian on its behalf), the Master Servicer and the Special
Servicer all documents and funds required to be delivered to the Trustee, the
Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

                  (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller and

                                      -13-

Additional Party shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (g) Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

                  All parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the
Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 8. Closing Documents.

                  The Closing Documents shall consist of the following:

                  (a) This Agreement duly executed by the Purchaser, the Seller and the Additional Party;

                  (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

                  (c) The Indemnification Agreement duly executed by the parties thereto;

                  (d) Certificates of each of the Seller and the Additional
Party, executed by a duly authorized officer of the Seller or the Additional
Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the
Additional Party, as the case may be, in this Agreement and, in the case of the
Seller, in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (e) An Officer's Certificate from an officer of each of the
Seller and the Additional Party, in his or her individual capacity, dated the
Closing Date, and upon which the initial Purchaser, the Underwriters and the
Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or, in the case of the Seller, in the
Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (f) As certified by an officer of each of the Seller and the
Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and, in the case of the Seller, the Indemnification Agreement,
(ii) the organizational documents of each of the Seller and the Additional
Party, and (iii) a

                                      -14-

certificate of good standing of each of the Seller and the Additional Party, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

                  (h) An Officer's Certificate from an officer of the
Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may
rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the
Co-Indemnitor's entering into the transactions contemplated by the
Indemnification Agreement, (ii) the organizational documents of the
Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

                  (j) A favorable opinion of Cadwalader, Wickersham & Taft LLP
("CWT"), special counsel to the Seller, the Additional Party and the
Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of CWT as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

                  (k) An Officer's Certificate from an officer of each of the
Seller and the Co-Indemnitor, in each case delivered in connection with the opinion of CWT to be delivered pursuant to Section 8(j) above, in form and substance satisfactory to the addressees of such opinion and upon which such addressees may rely;

                  (l) A favorable opinion of in-house counsel to the Additional
Party, substantially in the form attached hereto as Exhibit C-2, dated the
Closing Date and addressed to the initial Purchaser, the Underwriters, the
Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

                  (m) In connection with the initial issuance of the Seller's
Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement from Seller and from the transferee of the Seller;

                  (n) In the event any of the Certificates are mortgage related securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the

                                      -15-

Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Securities Exchange Act of 1934, as
amended; and

                  (o) Such further certificates, opinions and documents as the
Purchaser may reasonably request.

                  SECTION 9. Costs.

                  An amount equal to 39.36390% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the
Underwriters, the Placement Agents and the seller of the Other Loans to the
Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

                  SECTION 10. Grant of a Security Interest.

                  The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the
Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage
Loans by the Seller to the Purchaser to secure a debt or other obligation of the
Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii)
the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the
Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement; and, in connection with the foregoing, the
Seller authorizes the Purchaser to file any and all appropriate Uniform
Commercial Code financing statements.

                                      -16-

                  SECTION 11. Notices.

                  All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  SECTION 12. Representations, Warranties and Agreements to
Survive Delivery.

                  All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the
Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the initial Purchaser to the Trustee).

                  SECTION 13. Severability of Provisions.

                  Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  SECTION 14. Counterparts.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                  SECTION 15. GOVERNING LAW; CONSENT TO JURISDICTION.

                  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED,
MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED
UNDER APPLICABLE LAW, THE SELLER, THE ADDITIONAL PARTY AND THE PURCHASER EACH
HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND
FEDERAL COURTS SITTING IN NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS,
WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II)
AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD
AND DETERMINED IN SUCH NEW YORK STATE OR

                                      -17-

FEDERAL COURTS, TO THE EXCLUSION OF ALL OTHER COURTS; (III) WAIVES, TO THE
FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM IN CONNECTION WITH
SUCH ACTION OR PROCEEDING COMMENCED IN SUCH NEW YORK STATE OR FEDERAL COURTS;
AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE
CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR
IN ANY OTHER MANNER PROVIDED BY LAW; PROVIDED, THAT IN THE EVENT NEITHER A NEW
YORK STATE NOR FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

                  SECTION 16. Further Assurances.

                  The Seller, the Additional Party and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                  SECTION 17. Successors and Assigns.

                  The rights and obligations of the Seller and the Additional
Party under this Agreement shall not be assigned by the Seller or the Additional
Party, as the case may be, without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional
Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Additional Party, the
Purchaser, and their respective successors and permitted assigns.

                  SECTION 18. Amendments.

                  No term or provision of this Agreement may be waived or
modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

                                      -18-

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  SELLER

                                  UBS REAL ESTATE INVESTMENTS INC.

                                  By: /s/ Robert Pettinato
                                      --------------------
                                   Name: Robert Pettinato
                                   Title: Director

                                  By: /s/ Brad Cohen
                                      --------------
                                   Name: Brad Cohen
                                   Title: Director

                                  Address for Notices:
                                  1285 Avenue of the Americas, 11th Floor
                                  New York, New York 10019
                                  Attention: Robert Pettinato
                                  Telecopier No.: (212) 713-2631

                                  ADDITIONAL PARTY

                                  UBS PRINCIPAL FINANCE LLC

                                  By: /s/ Robert Pettinato
                                      --------------------
                                   Name: Robert Pettinato
                                   Title: Director

                                  By: /s/ Brad Cohen
                                      --------------
                                   Name: Brad Cohen
                                   Title: Director

                                  Address for Notices:
                                  1285 Avenue of the Americas, 11th Floor
                                  New York, New York 10019
                                  Attention: Robert Pettinato
                                  Telecopier No.: (212) 713-2631

                                 PURCHASER

                                 STRUCTURED ASSET SECURITIES CORPORATION II

                                  By: /s/ David Nass
                                      --------------
                                   Name: David Nass
                                   Title: Senior Vice President

                                 Address for Notices:
                                 Structured Asset Securities Corporation II
                                 745 Seventh Avenue
                                 New York, New York 10019
                                 Attention: Scott Lechner
                                 Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                                    EXHIBIT B

                         REPRESENTATIONS AND WARRANTIES

                  Except as set forth on the schedule of exceptions attached hereto as Schedule I, the Seller hereby represents and warrants to the
Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty (the heading set forth herein with respect to each representation and warranty being for the convenience of reference only and in no way limiting, expanding or otherwise affecting the scope or subject matter thereof), that:

                           (i) Mortgage Loan Schedule. The information
         pertaining to such Mortgage Loan set forth in the Mortgage Loan
         Schedule was true and correct in all material respects as of its Due
         Date in April 2005.

                           (ii) Legal Compliance. If such Mortgage Loan was
         originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the Seller's actual knowledge, after having performed the type of due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                           (iii) Ownership of Mortgage Loan. The Seller owns
         such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such
         Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except in the case of a Loan Combination, which may, pursuant to the related
         Co-Lender Agreement, require notice to one or more rating agencies or another lender which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such
         Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

                           (iv) No Holdback. The proceeds of such Mortgage Loan
         have been fully disbursed (except in those cases where the full amount of such Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

                           (v) Loan Document Status. Each of the related
         Mortgage Note, Mortgage(s), Assignment(s) of Leases, if separate from the related Mortgage, and other agreements executed in favor of the lender in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-

                                      B-1

         deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B)
         certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. Such Mortgage Loan is non-recourse to the Mortgagor or any other Person except to the extent provided in certain nonrecourse carveouts and/or in any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed, in effect, to be liable for all liabilities, costs, losses, damages or expenses suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or material intentional misrepresentation by the related mortgagor; (B) any breach on the part of the related mortgagor of any environmental representations warranties and covenants contained in the related Mortgage Loan documents; and (C) the filing of a voluntary bankruptcy or insolvency proceeding by the related mortgagor; provided that, instead of any breach described in clause (B) of this paragraph, the related Mortgagor or such other Person may instead be liable for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

                           (vi) No Right of Rescission. As of the date of
         origination, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related Mortgage Note,
         Mortgage(s) or other agreements executed in connection with such
         Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right of rescission, abatement of amounts due under the Mortgage Note or diminution of amounts due under the Mortgage Note with respect to any of the related
         Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan.

                           (vii) Assignments. The assignment of the related
         Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

                                      B-2

                           (viii) First Lien. Each related Mortgage is a valid
         and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property including all improvements thereon (other than any tenant owned improvements), which
         Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such
         Mortgage, except for the following (collectively, the "Permitted
         Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record or that are omitted as exceptions in the related lender's title insurance policy (or, if not yet issued, omitted as exceptions in a pro forma title policy or title policy commitment);
         (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject, (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy
         (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a
         Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group;
         provided that, in the case of a Trust Mortgage Loan that is part of a
         Loan Combination, such Mortgage also secures the other mortgage loan(s)
         in such Loan Combination. With respect to such Mortgage Loan, such
         Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note (other than a Balloon Payment, which would require a refinancing). If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest
         (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all material personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property, and that is located on the related Mortgaged Property, which personal property includes, in the case of Mortgaged Properties operated by the related
         Mortgagor as a nursing facility or hospitality property, all furniture, fixtures, equipment and other personal property located at the subject
         Mortgaged Property that are owned by the related Mortgagor and reasonably necessary or material to the operation of the subject
         Mortgaged Property. In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC financing statements have been filed as necessary, in each case, to perfect a valid first priority security interest, to the extent such security interest can be perfected by the inclusion of such provisions and the filing of a UCC financing statement, in the
         Mortgagor's right to receive related hotel room revenues with respect to such Mortgaged Property.

                           (ix) Taxes and Assessments. All taxes, governmental
         assessments, water charges, sewer rents or similar governmental charges which, in all such cases, were directly related to the related
         Mortgaged Property and could constitute liens on the related Mortgaged

                                      B-3

         Property prior to the lien of the related Mortgage, together with all ground rents, that prior to the related Due Date in April 2005 became due and payable in respect of, and materially affect, any related
         Mortgaged Property have been paid or are escrowed for or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent, which, in all such cases, were directly related to the subject Mortgaged Property and could constitute liens on the subject Mortgaged Property prior to the lien of the related Mortgage that prior to the Closing Date became due and delinquent in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

                           (x) No Material Damage. As of the date of origination
         of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof and such Mortgaged Property is free of material damage. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, (and subject to any rights of the lessor under any related Ground Lease) the related Mortgage Loan documents provide that any condemnation awards will be applied (or, at the discretion of the mortgagee, will be applied) to either the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                           (xi) Title Insurance. Each related Mortgaged Property
         is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such
         Mortgaged Property in the original principal amount of such Mortgage
         Loan (or, if such Mortgage Loan is part of a Loan Combination, in the original principal amount of such Loan Combination) after all advances of principal, subject only to Permitted Encumbrances and, in the case of a Trust Mortgage Loan that is part of a Loan Combination, further subject to the fact that the related Mortgage also secures the related
         Non-Trust Mortgage Loan(s) (or if such policy has not yet been issued, such insurance may be evidenced by a binding commitment or binding pro forma marked as binding and signed (either thereon or on a related escrow letter attached thereto) by the title insurer or its authorized agent) from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance is in full force and effect, all premiums have been paid, is freely assignable and will inure to the benefit of the Trustee as sole insured as mortgagee of record, or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance; and neither the
         Seller nor any Affiliate of the Seller has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures over such exclusion, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the related Mortgaged
         Property either to or from any adjoining property or across any easements on the related Mortgaged Property, and (C) that the land shown on the survey materially conforms to the legal description of the related Mortgaged Property.

                                      B-4

                           (xii) Property Insurance. As of the date of its
         origination and, to the Seller's actual knowledge, as of the Cut-off
         Date, all insurance required under each related Mortgage (except where a tenant under a lease is permitted to insure or self-insure under a lease) was in full force and effect with respect to each related
         Mortgaged Property; such insurance included (A) fire and extended perils insurance included within the classification "All Risk of
         Physical Loss" or the equivalent thereof in an amount (subject to a customary deductible) at least equal to the lesser of (1) 100% of the full insurable value of the improvements located on such Mortgaged
         Property and (2) the outstanding principal balance of such Mortgage
         Loan or the portion thereof allocable to such Mortgaged Property), (B)
         business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers'
         compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California or in "seismic zone" 3 or 4 and (2) a seismic assessment as described below revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, seismic insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor (except where a tenant under a lease is permitted to insure or self-insure under a lease) and the related loan documents provide (in either a general cost and expense recovery provision or a specific provision with respect to recovery of insurance costs and expenses) that any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage may be recovered from the related
         Mortgagor; the related Evidence of Property Insurance and certificate of liability insurance (which may be in the form of an Acord 27 or an
         Acord 25, respectively), or forms substantially similar thereto, provide that the related insurance policy may not be terminated or reduced without at least 10 days prior notice to the mortgagee and
         (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the Cut-off Date; the insurance policies specified in clauses (A), (B) and (C) above are required to be maintained with insurance companies having "financial strength" or
         "claims paying ability" ratings of at least "A:VII" from A.M. Best
         Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency (or, with respect to certain blanket insurance policies, such other ratings as are in compliance with S&P's applicable criteria for rating the Certificates); and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the related exception schedules, the related Mortgage Loan documents provide that any property insurance proceeds will be applied (or, at the discretion of the mortgagee, will be applied) either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan;
         provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after completion of the repair or restoration of the related Mortgaged
         Property or payment of amounts due under such Mortgage Loan.
         Notwithstanding anything to the contrary in this paragraph (xii), with regard to insurance for acts of terrorism, any such insurance and the amount thereof may be limited by the commercial availability of such coverage, whether the mortgagee may reasonably require such insurance, certain limitations with respect to the cost thereof and/or whether such hazards are at the time

                                      B-5

         commonly insured against for property similar to the related Mortgaged
         Property. If the related Mortgaged Property is located in the State of
         California or in "seismic zone" 3 or 4, then: (A) either a seismic assessment was conducted with respect to the related Mortgaged Property in connection with the origination of such Mortgage Loan or earthquake insurance was obtained; and (B) the probable maximum loss for the related Mortgaged Property as reflected in such seismic assessment, if any, was determined based upon a return period of not less than 475 years, an exposure period of 50 years and a 10% probability of incidence. Schedule I-xii attached hereto is true and correct in all material respects.

                           (xiii) No Material Defaults. Other than payments due
         but not yet 30 days or more delinquent, there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B), to the knowledge of the
         Seller, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration
         (A) that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the
         Seller in this Exhibit B or (B) with respect to which the Seller has no actual knowledge. The Seller has not waived, in writing or with knowledge, any material default, breach, violation or event of acceleration under any of such documents. Under the terms of such
         Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                           (xiv) No Payment Delinquency. As of the Closing Date,
         such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

                           (xv) Interest Accrual Basis. Such Mortgage Loan
         accrues interest on an Actual/360 Basis, an Actual/Actual Basis or a
         30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated
         Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                           (xvi) Subordinate Debt. Each related Mortgage or
         other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property or any direct controlling interest in the Mortgagor to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund and, if such Mortgage Loan is part of a Loan Combination, the other mortgage loan(s) that are part of such Loan Combination, as applicable).

                           (xvii) Qualified Mortgage. Such Mortgage Loan is a
         "qualified mortgage" within the meaning of Section 860G(a)(3) of the
         Code. Accordingly, either as of the date of origination or the Closing
         Date, the fair market value of the real property securing such Mortgage
         Loan was not less than 80% of the "adjusted issue price" (within the meaning of the

                                      B-6

         REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such
         Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan. No action that occurs by operation of the terms of such Mortgage Loan would cause such Mortgage Loan to cease to be a "qualified mortgage" and such
         Mortgage Loan does not permit the release or substitution of collateral if such release or substitution (A) would constitute a "significant modification" of such Mortgage Loan within the meaning of Treasury regulations section 1.1001-3, (B) would cause such Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof) or (C)
         would cause a "prohibited transaction" within the meaning of Section
         860F(a)(2) of the Code. The related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section
         860G(a)(8) of the Code.

                           (xviii) Prepayment Consideration. Prepayment Premiums
         and Yield Maintenance Charges payable with respect to such Mortgage
         Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulations section 1.860G-1(b)(2).

                           (xix) Environmental Conditions. One or more
         environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all of such environmental site assessments and transaction screens met ASTM requirements to the extent set forth in such report; and none of the above referenced environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit, guaranty or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                  The Mortgagor with respect to such Mortgage Loan has
         represented, warranted and covenanted generally to the effect that, to its knowledge, except as set forth in the environmental reports described above, it has not used, caused or permitted to exist, and will not use, cause or permit to exist, on the related Mortgaged
         Property, any Hazardous Materials in any manner which violates applicable federal, state or local laws governing the use, storage, handling, production or disposal of Hazardous Materials at the related
         Mortgaged Property and (A) the related Mortgagor and a natural person have agreed to indemnify the mortgagee under such Mortgage Loan, and its successors and assigns, against any losses, liabilities, damages, penalties,

                                      B-7

         fines, claims and reasonable out of pocket expenses (excluding lost profits, consequential damages and diminution of value of the related
         Mortgaged Property, provided that no Mortgage Loan with an original principal balance equal to or greater than $15,000,000 contains an exclusion for "diminution of value" of the related Mortgaged Property)
         paid, suffered or incurred by such mortgagee resulting from such
         Mortgagor's material violation of any environmental law or a material breach of the environmental representations and warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan or
         (B) environmental insurance has been obtained. If such Mortgage Loan is a Mortgage Loan as to which neither a natural person has provided the indemnity set forth above nor environmental insurance has been obtained, such Mortgage Loan is set forth on Schedule I.

                  The Seller has not taken any action with respect to such
         Mortgage Loan or the related Mortgaged Property that could subject the
         Seller or its successors and assigns in respect of such Mortgage Loan to liability under CERCLA or any other applicable federal, state or local environmental law. The related Mortgage or other loan documents require the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

                           (xx) Realization Against Real Estate Collateral. The
         related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

                           (xxi) Bankruptcy. The related Mortgagor is not a
         debtor in any bankruptcy, reorganization, insolvency or comparable proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or
         prior to the date occurring twelve months after the Closing Date.

                           (xxii) Loan Security. Such Mortgage Loan is secured
         by a Mortgage on a fee simple interest and/or a leasehold estate in a commercial property or multifamily property, including the related
         Mortgagor's interest in the improvements on the related Mortgaged
         Property.

                           (xxiii) Amortization. Such Mortgage Loan does not
         provide for negative amortization unless such Mortgage Loan is an ARD
         Mortgage Loan, in which case it may occur only after the Anticipated
         Repayment Date.

                           (xxiv) Whole Loan. Such Mortgage Loan is a whole
         loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent interest in the form of participation in the cash flow of the related Mortgaged
         Property.

                           (xxv) Due-on-Encumbrance. Each Mortgage Loan contains
         provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without

                                      B-8

         the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event with respect to any Class of
         Certificates would not occur, any related Mortgaged Property or any direct controlling interest in the Mortgagor is directly encumbered in connection with subordinate financing; and except in the case of a
         Trust Mortgage Loan that is part of a Loan Combination (for which such consent has been granted with respect to the other mortgage loan(s) in such Loan Combination), and except for the respective Mortgage Loans secured by the Mortgaged Properties listed on Schedule I (for which such consent has been granted with respect to mezzanine debt), no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on
         Schedule I, certain direct controlling equity holders in the related
         Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

                           (xxvi) Due-on-Sale. Except with respect to transfers
         of certain non-controlling and/or minority interests in the related
         Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law or otherwise upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related
         Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee or rating agency confirmation, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers.

                           (xxvii) Mortgagor Concentration. Except in the case
         of the Mortgage Loan identified on the Trust Mortgage Loan Schedule under the headings preceded by "The Woodbury Office Portfolio II" and
         "Macquarie DDR Portfolio II", such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool
         Balance.

                           (xxviii) Waivers; Modifications. Except as set forth
         in a written instrument included in the related Mortgage File, the (A)
         material terms of the related Mortgage Note, the related Mortgage(s)
         and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded by the mortgagee in any manner, and (B) no portion of a related Mortgaged Property has been released from the lien of the related Mortgage, in the case of (A) and/or (B), to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

                           (xxix) Inspection. Each related Mortgaged Property
         was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                           (xxx) Property Release. The terms of the related
         Mortgage Note, Mortgage(s) or other loan document securing such
         Mortgage Loan do not provide for the release from the lien of such
         Mortgage of any material portion of the related Mortgaged Property that is necessary to

                                      B-9

         the operation of such Mortgaged Property or was given material value in the underwriting of such Mortgage Loan at origination, without (A)
         payment in full of such Mortgage Loan, (B) delivery of Defeasance
         Collateral in the form of "government securities" within the meaning of
         Section 2(a)(16) of the Investment Company Act of 1940, as amended (the
         "Investment Company Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 125% of the of the amount of such Mortgage Loan allocated to the related
         Mortgaged Property subject to the release or (E) the satisfaction of certain underwriting and legal requirements which the Seller required in the origination of comparable mortgage loans.

                           (xxxi) Qualifications; Licensing; Zoning. The related
         Mortgagor has covenanted in the related Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such
         Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by such originator in the origination of comparable mortgage loans with respect to the foregoing matters; the
         Seller has received no notice of any material violation of, to the extent is has not been grandfathered under, any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged
         Property (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)); to the
         Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related
         Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property, in effect at the time of origination of such Mortgage Loan, to an extent which would have a material adverse affect on the related
         Mortgagor's use and operation of such Mortgaged Property (unless grandfathered with respect thereto or affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                           (xxxii) Property Financial Statements. The related
         Mortgagor has covenanted in the related Mortgage Loan documents to deliver to the mortgagee annual operating statements and rent rolls of each related Mortgaged Property. If such Mortgage Loan had an original principal balance greater than $15 million, the related Mortgagor has covenanted to provide such operating statements and rent rolls on a quarterly basis.

                           (xxxiii) Single Purpose Entity. If such Mortgage Loan
         has a Cut-off Date Balance in excess of $25 million, then the related
         Mortgagor is obligated by its organizational documents and the related
         Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and, if such Mortgage Loan has a
         Cut-off Date Balance greater than $5 million and less than $25 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged
         Property and no other material assets, except such as are incidental to the ownership of such Mortgaged Property for so long as such Mortgage
         Loan is outstanding. For purposes of this representation, "Single
         Purpose Entity" means an entity whose organizational documents or the related Mortgage Loan documents provide substantially to the effect that such entity: (A) is

                                      B-10

         formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing such Mortgage Loan, (B)
         may not engage in any business unrelated to the related Mortgaged
         Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such
         Mortgaged Property or Mortgaged Properties and (D) may not incur indebtedness other than as permitted by the related Mortgage or other
         Mortgage Loan documents. If such Mortgage Loan has an initial principal balance of $25 million and above and the related Mortgagor is a single member limited liability company, such Mortgagor's organizational documents provide that such Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of its sole member and is organized in a jurisdiction that provides for such continued existence and there was obtained opinion of counsel confirming such continued existence. If such Mortgage Loan has, or is part of a group of Mortgage Loans with affiliated Mortgagors having, a
         Cut-off Date Balance equal to or greater than 2% of the Initial Pool
         Balance, or if such Mortgage Loan has an original principal balance equal to or greater than $25 million, there was obtained an opinion of counsel regarding non-consolidation of such Mortgagor.

                           (xxxiv) Advancing of Funds. No advance of funds has
         been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note;
         and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                           (xxxv) Legal Proceedings. To the Seller's actual
         knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                           (xxxvi) Originator Duly Authorized. To the extent
         required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                           (xxxvii) Trustee under Deed of Trust. If the related
         Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such
         Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                           (xxxviii) Cross-Collateralization. The related
         Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund and, if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund, except that a Trust
         Mortgage Loan that is part of a Loan Combination is secured by one or more Mortgaged Properties that also secure the related Non-Trust
         Mortgage

                                      B-11

         Loan(s). The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

                           (xxxix) Flood Hazard Insurance. None of the
         improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if any portion of the improvements on the related Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency
         Management Agency as having special flood hazards falling within zones
         A or V in the national flood insurance program, the Mortgagor has obtained and is required to maintain flood insurance.

                           (xl) Engineering Assessments. One or more engineering
         assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                           (xli) Escrows. All escrow deposits and payments
         relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

                           (xlii) Licenses, Permits and Authorizations. The
         related Mortgagor has represented in the related Mortgage Loan documents that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, all material licenses, permits and authorizations then required for use of the related
         Mortgaged Property by such Mortgagor, the related lessee, franchisor or operator have been issued and were valid and in full force and effect.

                           (xliii) Servicing and Collection Practices. The
         servicing and collection practices used by the Seller or, to the
         Seller's knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all respects legal and have met customary industry standards.

                           (xliv) Fee Simple. Unless such Mortgage Loan is
         covered by the representation and warranty in the immediately following paragraph (xlv), such Mortgage Loan is secured in whole or material part by a fee simple interest.

                           (xlv) Leasehold Interest Only. If such Mortgage Loan
         is secured in whole or in material part by the interest of the related
         Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                           (A) such Ground Lease or a memorandum thereof has
                               been or will be duly

                                      B-12

                               recorded and such Ground Lease permits the
                               interest of the lessee thereunder to be
                               encumbered by the related Mortgage or, if consent
                               of the lessor thereunder is required, it has been
                               obtained prior to the Closing Date;

                           (B) upon the foreclosure of such Mortgage Loan (or
                               acceptance of a deed in lieu thereof), the
                               Mortgagor's interest in such Ground Lease is
                               assignable to the Trustee without the consent of
                               the lessor thereunder (or, if any such consent is
                               required, it has been obtained prior to the
                               Closing Date) and, in the event that it is so
                               assigned, is further assignable by the Trustee
                               and its successors without a need to obtain the
                               consent of such lessor (or, if any such consent
                               is required, it has been obtained prior to the
                               Closing Date or may not be unreasonably
                               withheld);

                           (C) such Ground Lease may not be amended or modified
                               without the prior written consent of the
                               mortgagee under such Mortgage Loan and any such
                               action without such consent is not binding on
                               such mortgagee, its successors or assigns;

                           (D) unless otherwise set forth in such Ground Lease,
                               such Ground Lease does not permit any increase in
                               the amount of rent payable by the ground lessee
                               thereunder during the term of such Mortgage Loan;

                           (E) such Ground Lease was in full force and effect as
                               of the date of origination of the related
                               Mortgage Loan and, at the Closing Date, such
                               Ground Lease is in full force and effect; to the
                               actual knowledge of the Seller, except for
                               payments due but not yet 30 days or more
                               delinquent, (1) there is no material default
                               under such Ground Lease, and (2) there is no
                               event which, with the passage of time or with
                               notice and the expiration of any grace or cure
                               period, would constitute a material default under
                               such Ground Lease;

                           (F) such Ground Lease, or an estoppel or consent
                               letter received by the mortgagee under such
                               Mortgage Loan from the lessor, requires the
                               lessor thereunder to give notice of any default
                               by the lessee to such mortgagee; and such Ground
                               Lease, or an estoppel or consent letter received
                               by the mortgagee under such Mortgage Loan from
                               the lessor, further provides either (1) that no
                               notice of termination given under such Ground
                               Lease is effective against such mortgagee unless
                               a copy has been delivered to the mortgagee in the
                               manner described in such Ground Lease, estoppel
                               or consent letter or (2) that upon any
                               termination of such Ground Lease the lessor will
                               enter into a new lease with such mortgagee upon
                               such mortgagee's request;

                           (G) based upon the related policy of title insurance,
                               the ground lessee's interest in such Ground Lease
                               is not subject to any liens or encumbrances
                               superior to, or of equal priority with, the
                               related Mortgage, other than the related ground
                               lessor's related fee interest and any Permitted
                               Encumbrances;

                                      B-13

                           (H) the mortgagee under such Mortgage Loan is
                               permitted a reasonable opportunity to cure any
                               curable default under such Ground Lease (not less
                               than the time provided to the related lessee
                               under such Ground Lease to cure such default)
                               before the lessor thereunder may terminate or
                               cancel such Ground Lease;

                           (I) such Ground Lease has a currently effective term
                               (including any options exercisable by the holder
                               of the related Mortgage) that extends not less
                               than 20 years beyond the Stated Maturity Date of
                               the related Mortgage Loan;

                           (J) under the terms of such Ground Lease, any
                               estoppel or consent letter received by the
                               mortgagee under such Mortgage Loan from the
                               lessor and the related Mortgage Loan documents,
                               taken together, any related insurance proceeds,
                               other than de minimis amounts for minor
                               casualties, with respect to the leasehold
                               interest, or condemnation proceeds will be
                               applied either to the repair or restoration of
                               all or part of the related Mortgaged Property,
                               with the mortgagee or a trustee appointed by it
                               having the right to hold and disburse such
                               proceeds as the repair or restoration progresses
                               (except in such cases where a provision entitling
                               another party to hold and disburse such proceeds
                               would not be viewed as commercially unreasonable
                               by a prudent commercial mortgage lender), or to
                               the payment of the outstanding principal balance
                               of the Mortgage Loan, together with any accrued
                               interest thereon;

                           (K) such Ground Lease does not impose any
                               restrictions on use or subletting which would be
                               viewed as commercially unreasonable by a prudent
                               commercial mortgage lender;

                           (L) upon the request of the mortgagee under such
                               Mortgage Loan, the ground lessor under such
                               Ground Lease is required to enter into a new
                               lease upon termination of the Ground Lease for
                               any reason prior to the expiration of the term
                               thereof, including as a result of the rejection
                               of the Ground Lease in a bankruptcy of the
                               related Mortgagor unless the mortgagee under such
                               Mortgage Loan fails to cure a default of the
                               lessee under such Ground Lease following notice
                               thereof from the lessor; and

                           (M) the terms of the related Ground Lease have not
                               been waived, modified, altered, satisfied,
                               impaired, canceled, subordinated or rescinded in
                               any manner which materially interferes with the
                               security intended to be provided by such
                               Mortgage, except as set forth in an instrument or
                               document contained in the related Mortgage File.

                           (xlvi) Fee Simple and Leasehold Interest. If such
         Mortgage Loan is secured by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related
         Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the

                                      B-14

         terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

                           (xlvii) Tax Lot; Utilities. Each related Mortgaged
         Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy; and each related Mortgaged
         Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

                           (xlviii) Defeasance. If such Mortgage Loan is a
         Defeasance Mortgage Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such
         Mortgage Loan for defeasance or (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the
         Defeasance Collateral must be government securities within the meaning of Treasury regulations section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage
         Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date or on the date when any open prepayment period set forth in the related Mortgage Loan documents commences) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such
         Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) such Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan (or by the
         Mortgagor with the approval of such lender), and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest.

                           (xlix) Primary Servicing Rights. No Person has been
         granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the Pooling and Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer,
         (B) as has been conveyed to the Master Servicer, or (C) as has been terminated.

                           (l) Mechanics' and Materialmen's Liens. As of
         origination, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded, insured against or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage (unless affirmatively covered by the title insurance referred to in paragraph (xi) above (or an endorsement thereto)). The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered the related Mortgaged Property since origination that have not been released, bonded, insured against or escrowed for.

                                      B-15

                           (li) Due Date. Subject to any business day convention
         imposed by the related loan documents, the Due Date for such Mortgage
         Loan is scheduled to be the first day, the sixth day, the tenth day or the eleventh day of each month.

                           (lii) Assignment of Leases. Subject only to Permitted
         Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such
         Mortgage Loan establishes and creates a valid and, subject only to the exceptions and limitations in paragraph (v) above, enforceable first priority lien and first priority security interest in the related
         Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related
         Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

                           (liii) Mortgagor Formation or Incorporation. To the
         Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

                           (liv) No Ownership Interest in Mortgagor. The Seller
         has no ownership interest in the related Mortgaged Property or the related Mortgagor other than as the holder of such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the
         Seller has any obligation to make any capital contributions to the related Mortgagor under the Mortgage or any other related Mortgage Loan document.

                           (lv) No Undisclosed Common Ownership. To the Seller's
         knowledge, except where multiple properties secure an individual
         Mortgage Loan and except for properties securing Mortgage Loans that are cross-defaulted and cross-collateralized and, except as listed on
         Schedule I no two properties securing Mortgage Loans are directly or indirectly under common ownership.

                           (lvi) Loan Outstanding. Such Mortgage Loan has not
         been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related
         Mortgage File, no material portion of the related Mortgaged Property has been released.

                           (lvii) Usury. Such Mortgage Loan complied with or was
         exempt from all applicable usury laws in effect at its date of origination.

                           (lviii) ARD Mortgage Loan. If such Mortgage Loan is
         an ARD Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or
         more, then:

                           (A) the related Anticipated Repayment Date is not
                               less than five years from the origination date
                               for such Mortgage Loan;

                           (B) such Mortgage Loan provides that from the related
                               Anticipated Repayment Date through the maturity
                               date for such Mortgage Loan, all excess cash flow
                               (net of normal monthly debt service on such
                               Mortgage Loan, monthly expenses reasonably
                               related to the operation of the related

                                      B-16

                               Mortgaged Property, amounts due for reserves
                               established under such Mortgage Loan, and
                               payments for any other expenses, including
                               capital expenses, related to such Mortgaged
                               Property which are approved by mortgagee) will be
                               applied to repay principal due under such
                               Mortgage Loan;

                           (C) no later than the related Anticipated Repayment
                               Date, the related Mortgagor is required (if it
                               has not previously done so) to enter into a
                               "lockbox agreement" whereby all revenue from the
                               related Mortgaged Property will be deposited
                               directly into a designated account controlled by
                               the mortgagee under such Mortgage Loan; and

                           (D) the interest rate of such Mortgage Loan will
                               increase by at least two (2) percentage points in
                               connection with the passage of its Anticipated
                               Repayment Date.

                           (lix) Appraisal. An appraisal of the related
         Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal
         Practice" as adopted by the Appraisal Standards Board of the Appraisal
         Foundation, or (B) the guidelines in Title XI of the Financial
         Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                                      B-17

                                   SCHEDULE I

                                 LB-UBS 2005-C2

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------
EXCEPTIONS TO REPRESENTATION (V):   LOAN DOCUMENT STATUS.
----------------------------------------------------------------------------------------------------------------------

1                909 Third Ave.                                  The recourse guarantor is not a natural person.  In
                                                                 addition, the recourse for standard carve-outs is
                                                                 subject to a 10% cap.
---------------- ----------------------------------------------- -----------------------------------------------------

3                Macquarie DDR Portfolio II                      The recourse guarantor is not a natural person.
---------------- ----------------------------------------------- -----------------------------------------------------

11               Lembi Portfolio                                 The outstanding principal balance of the mortgage
                                                                 loan is full recourse to the guarantors thereof
23                                                               until such time as, among other things, the related
                                                                 mortgage loan plus the related mezzanine loan
32                                                               achieve a DSCR of 1.20x.  At such time, the
                                                                 mortgage loan shall remain full recourse, but only
38                                                               with respect to $5,250,000.
---------------- ----------------------------------------------- -----------------------------------------------------

13               Bank of America Place                           The recourse guarantor is not a natural person.
---------------- ----------------------------------------------- -----------------------------------------------------

24               Hartz Fee Portfolio                             The recourse guarantor is not a natural person.
---------------- ----------------------------------------------- -----------------------------------------------------

44               Valley Center Mall                              The loan is fully recourse until the United States
                                                                 Postal Service renews its lease or the lease is
                                                                 replaced.
---------------- ----------------------------------------------- -----------------------------------------------------

75               Walgreens-Raleigh                               The loan is fully recourse until Borrower has
                                                                 performed all of the required duties and has
                                                                 delivered to Lender a new estoppel from Walgreens
                                                                 which states that there is no work required to be
                                                                 performed by Borrower.
---------------- ----------------------------------------------- -----------------------------------------------------

                                   Sch I - 1

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

93               Youngblood Portfolio                            The loan is fully recourse.
---------------- ----------------------------------------------- -----------------------------------------------------

                 All Properties                                  With respect to the non-recourse carveout guarantee
                                                                 concerning fraud, certain of the guarantors have
                                                                 only agreed to be, in connection with and to the
                                                                 extent of any material fraud or material
                                                                 intentional fraud or material misrepresentations or
                                                                 material intentional misrepresentation by the
                                                                 related borrower.

                                                                 With respect to the non-recourse carve-out covering
                                                                 misapplication or misappropriation, some guarantors
                                                                 have agreed to cover "misapplication or conversion"
                                                                 or "misappropriation or conversion" and some such
                                                                 non-recourse carve-outs apply only during the
                                                                 continuance of an event of default.

----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (VIII):  FIRST LIEN.
----------------------------------------------------------------------------------------------------------------------

3                Macquarie DDR Portfolio II                      The Mortgage Loan is one of two notes secured by
                                                                 the related Mortgaged Property.  The two notes are
                                                                 generally pari passu; provided that, except in
                                                                 connection with an event of default, any repayment
                                                                 or prepayment of the pari passu notes, including in
                                                                 connection with a casualty or condemnation, will be
                                                                 applied first to the other note until repaid in
                                                                 full.
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XII):  PROPERTY INSURANCE.
----------------------------------------------------------------------------------------------------------------------
                                                                 For all three properties in the Hartz Fee
24               Hartz Fee Portfolio                             Portfolio: a) pursuant to the mortgage, the
                                                                 borrower is not required to maintain property
                                                                 insurance. Pursuant to the three ground leases
                                                                 encumbering each of the three respective
                                                                 properties, the tenants are
-----------------------------------------------------------------------------------------------------------------------

                                    Sch I - 2

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 obligated to maintain the property insurance. The
                                                                 related insurance policies may be terminated
                                                                 without prior notice to the mortgagee.
                                                                 Furthermore, under these insurance policies, the
                                                                 mortgagee is not named as the loss payee.

                                                                 Pursuant to the lease with Linens n' Things, the
                                                                 tenant is required to insure the property for the
                                                                 full replacement value instead of the full
                                                                 insurable value.

                                                                 Pursuant to the leases with BRE/Homestead and
                                                                 BRE/Amerisuites, insurance polices are required to
                                                                 be maintained with insurance companies having
                                                                 ratings of at least A from A.M. Best Company.

                                                                 Terrorism insurance is not specifically required
                                                                 for any of the three properties. In addition,
                                                                 business interruption insurance is not required
                                                                 for any of the three properties.

---------------- ----------------------------------------------- -----------------------------------------------------
                                                                 Under the lease, the sole tenant, Walgreens, is
75               Walgreens-Raleigh                               self-insuring.  Because rent does not abate upon a
                                                                 casualty or condemnation, for so long as Walgreens
                                                                 is rated investment grade, no business interruption
                                                                 insurance is required.
---------------- ----------------------------------------------- -----------------------------------------------------
                 Kmart-Parkersburg
102                                                              The sole tenant, Kmart, maintains the insurance
                                                                 with respect to the property. The insurance
                                                                 carriers with respect to such insurance are not
                                                                 required to meet the criteria of the
                                                                 representation. One of the current carriers is
                                                                 rated BBB.

---------------- ----------------------------------------------- -----------------------------------------------------
                 All Properties
                                                                 With respect to certain mortgage loans, the lender
                                                                 accepted comprehensive liability insurance in an
                                                                 amount less than that required by the loan
                                                                 documents, provided, however, that all the
                                                                 mortgage loans provide a primary general liability
                                                                 policy of at least $1,000,000 per occurrence with

----------------------------------------------------------------------------------------------------------------------

                                   Sch I - 3

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 $2,000,000 in the aggregate. This exception does
                                                                 not apply to the following mortgage loans: 909
                                                                 Third Avenue, Macquarie DDR Portfolio II, The
                                                                 Woodbury Office Portfolio II, The Woodbury Office
                                                                 Portfolio I, Lembi Portfolio and Bank of America
                                                                 Place.

----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XIII):  NO MATERIAL DEFAULT.
----------------------------------------------------------------------------------------------------------------------
                                                                 One of the tenants, Forest Laboratories, Inc., did
1                909 Third Avenue                                not provide a tenant estoppel due to a dispute with
                                                                 the borrower regarding elevator service.  The
                                                                 borrower provided a guaranty at closing with
                                                                 respect to any losses in connection with the
                                                                 failure of Forest Laboratories, Inc. to pay rent
                                                                 due to such dispute.
---------------- ----------------------------------------------- -----------------------------------------------------
                                                                 The related loan documents contained a post-closing
19               100 South Bedford                               obligation requiring that the items below be
                                                                 satisfied within 30 days of loan closing.  Lender
                                                                 has waived such 30-day time period and extended the
                                                                 time period for completion of the items listed
                                                                 below to within 120 days of loan closing.

                                                                 1. The borrower is required to use commercially
                                                                 reasonable efforts to deliver within 90 days from
                                                                 the date of the loan an executed amended and
                                                                 restated lease with Citigroup Global Markets Inc.
                                                                 ("Citigroup"), to lease premises located in the
                                                                 Mortgaged Property and in no other property.

                                                                 2. The borrower is required to obtain an estoppel
                                                                 certificate from Citigroup indicating the
                                                                 satisfaction or release of the Citigroup's claim
                                                                 with respect to a tenant improvement allowance.
                                                                 The lender is holding $6,915, the amount claimed
                                                                 by Citigroup to be owed in connection with the
                                                                 tenant improvement allowance, in escrow pending
                                                                 the delivery of such estoppel. The lender has the
                                                                 right to pay
----------------------------------------------------------------------------------------------------------------------

                                          Sch I - 4

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 Citigroup if Citigroup fails to execute such an
                                                                 estoppel within ninety 90 days from the date of
                                                                 the loan closing.

                                                                 3. The borrower is required to use commercially
                                                                 reasonable efforts to enter into and deliver to
                                                                 lender within 90 days from the date of the loan an
                                                                 executed Subordination Nondisturbance and
                                                                 Attornment Agreement with Citigroup in form and
                                                                 substance reasonably acceptable to lender.

---------------- ----------------------------------------------- -----------------------------------------------------
                                                                 A tenant at the property, 1-800-Flowers, is in a
22               548 West 28th Street                            dispute with the landlord concerning the alleged
                                                                 lack of heat in its first floor space due to air
                                                                 coming in through a loading dock door. The lender
                                                                 escrowed $50,000 at closing in connection with
                                                                 this dispute.

----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XVI):  SUBORDINATE DEBT.
----------------------------------------------------------------------------------------------------------------------

2                The Woodbury Office Portfolio II                Equity holders of the related borrowers have
                                                                 pledged 100% of their equity interests in the
                                                                 related borrowers to secure a mezzanine loan in the
                                                                 amount of $20,355,625.  The mezzanine loan is the
                                                                 subject of an intercreditor agreement between the
                                                                 mezzanine lender and the lender under the related
                                                                 mortgage loan.
---------------- ----------------------------------------------- -----------------------------------------------------

3                Macquarie DDR Portfolio II                      The Mortgage Loan is one of two notes secured by
                                                                 the related Mortgaged Property.  The two notes are
                                                                 generally pari passu; provided that, except in
                                                                 connection with an event of default, any repayment
                                                                 or prepayment of the pari passu notes, including in
                                                                 connection with a casualty or condemnation, will be
                                                                 applied first to the other note until repaid in
                                                                 full.
---------------- ----------------------------------------------- -----------------------------------------------------

                                   Sch I - 5

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

10               The Woodbury Office Portfolio I                 Equity holders of the related borrowers have
                                                                 pledged 100% of their equity interests in the
                                                                 related borrowers to secure a mezzanine loan in the
                                                                 amount of $8,031,250.  The mezzanine loan is the
                                                                 subject of an intercreditor agreement between the
                                                                 mezzanine lender and the lender under the related
                                                                 mortgage loan.
---------------- ----------------------------------------------- -----------------------------------------------------

11               Lembi Multifamily Portfolio                     The equity holders of the related borrowers have
                                                                 pledged 100% of the equity interests in the related
23                                                               borrowers to secure mezzanine loans in the
                                                                 aggregate amount of $14,000,000.  Each such
32                                                               mezzanine loan is the subject of an intercreditor
                                                                 agreement between the mezzanine lender and the
38                                                               lender under the related mortgage loans.
---------------- ----------------------------------------------- -----------------------------------------------------

                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than or equal to 5%
                                                                 of the loan amount.
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XIX):  ENVIRONMENTAL CONDITIONS.
----------------------------------------------------------------------------------------------------------------------

1                909 Third Avenue                                No natural person has given an environmental
                                                                 indemnity.
---------------- ----------------------------------------------- -----------------------------------------------------

3                Macquarie DDR Portfolio II                      No natural person has given an environmental
                                                                 indemnity.
---------------- ----------------------------------------------- -----------------------------------------------------

13               Bank of America Place                           No natural person has given an environmental
                                                                 indemnity.
---------------- ----------------------------------------------- -----------------------------------------------------

24               Hartz Fee Portfolio                             No natural person has given an environmental
                                                                 indemnity.
----------------------------------------------------------------------------------------------------------------------

                                Sch I - 6

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXV):  DUE-ON-ENCUMBRANCE.
----------------------------------------------------------------------------------------------------------------------

                 All Properties                                  The loan documents allow the borrower to incur
                                                                 certain trade payables up to a predetermined
                                                                 amount, which is generally less than or equal to 5%
                                                                 of the loan amount.
---------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XXVII):  MORTGAGOR CONCENTRATION.
----------------------------------------------------------------------------------------------------------------------

1                909 Third Avenue                                The 909 Third Avenue Mortgage Loan represents 11.6%
                                                                 of the Initial Pool Balance.
---------------- ----------------------------------------------- -----------------------------------------------------

2                The Woodbury Office Portfolio II                The Woodbury Office Portfolio II Mortgage Loan
                                                                 represents 8.4% of the Initial Pool Balance.
---------------- ----------------------------------------------- -----------------------------------------------------

3                Macquarie DDR Portfolio II                      The Macquarie DDR Portfolio II Mortgage Loan
                                                                 represents 8.1% of the Initial Pool Balance.
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XXXI):  QUALIFICATIONS, LICENSING, ZONING.
----------------------------------------------------------------------------------------------------------------------

51               Golden Shoppes                                  The borrower is required obtain permanent
                                                                 certificates of occupancy for all spaces within the
                                                                 Mortgaged Property within 90 days of closing.  The
                                                                 borrower is required to maintain temporary
                                                                 certificates of occupancy prior to such time. The
                                                                 loan becomes recourse to principals of the borrower
                                                                 if the borrower fails to comply with such
                                                                 requirements.
---------------- ----------------------------------------------- -----------------------------------------------------

62               Park Manor Apartments                           The property is illegal non-conforming due to the
                                                                 construction of two extra living units without the
                                                                 construction of an additional row of parking.  The
                                                                 borrower has applied for a re-zoning approval for
                                                                 the units.  Two units have been converted to
                                                                 storage pending a re-zoning approval and the
---------------- ----------------------------------------------- -----------------------------------------------------

                                    Sch I - 7

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

                                                                 borrower is required to construct the additional
                                                                 row of parking post-closing.  The estimated cost of
                                                                 the construction of such parking was escrowed at
                                                                 closing.
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XXXIII):  SINGLE PURPOSE ENTITY.
----------------------------------------------------------------------------------------------------------------------
                                                                 The non-consolidation opinion contains
1                909 Third Avenue                                qualifications.
---------------- ----------------------------------------------- -----------------------------------------------------
                                                                 The borrowers under the related mortgage loans are
11               Lembi Multifamily Portfolio                     special purpose entities, but the lender did not
                                                                 receive an opinion of non-consolidation with
23                                                               respect to such borrowers.

32

38
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XL):  ENGINEERING ASSESSMENTS.
----------------------------------------------------------------------------------------------------------------------

3                Macquarie DDR Portfolio II                      Although engineering assessment revealed
                                                                 deficiencies, no deferred maintenance escrow was
                                                                 established.  The borrower's obligation to complete
                                                                 the deferred maintenance has been guaranteed by the
                                                                 related sponsor.
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLII):  LICENSES, PERMITS AND AUTHORIZATIONS.
----------------------------------------------------------------------------------------------------------------------
                 Hartz Fee Portfolio
24                                                               As of the closing date, one of the ground lessees
                                                                 has not commenced construction of the building nor
                                                                 received a building permit. The payment of rent is
                                                                 not contingent upon receipt of a construction
                                                                 permit.

----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XLVII):  TAX LOT, UTILITIES.
----------------------------------------------------------------------------------------------------------------------

93               Youngblood Portfolio                           One tax lot with respect to the Forestdale Mobile
                                                                Home Park contains property not included within the
                                                                Mortgaged Property. However, the mortgage loan
                                                                documents require the related borrower to escrow
                                                                taxes with respect to the entire tax lot, including
                                                                the property which is not part of the mortgaged
                                                                property.
----------------------------------------------------------------------------------------------------------------------

                                  Sch I - 8

CONTROL
NUMBER                       PROPERTY                            ISSUE
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LI):  DUE DATE.
----------------------------------------------------------------------------------------------------------------------

3                Macquarie DDR Portfolio II                     The due date is the fifth day of each month.
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (LII):  ASSIGNMENT OF LEASES.
----------------------------------------------------------------------------------------------------------------------

1                909 Third Avenue                               Such valid and enforceable first priority lien and
                                                                first priority security interest is created pursuant
                                                                to an Assignment of Leases and an Assignment of Post
                                                                Office Rents, in combination.
---------------- ---------------------------------------------- ------------------------------------------------------

                               Sch I - 9

                                   EXHIBIT C-1

                  OPINION OF CADWALADER, WICKERSHAM & TAFT LLP

                 [CADWALADER, WICKERSHAM & TAFT LLP LETTERHEAD]

                                                                  April 20, 2005

Addressees listed on Schedule A

Re:  LB-UBS Commercial Mortgage Trust 2005-C2 Commercial Mortgage Pass-Through
     Certificates, Series 2005-C2

Ladies and Gentlemen:

                  We are rendering this opinion pursuant to Section 8(j) of the
Mortgage Loan Purchase Agreement, dated as of April 11, 2005 (the "MLPA"), among
UBS Real Estate Investments Inc., as seller (the "Seller"), UBS Principal
Finance LLC, as an additional party ("UBSPF") and Structured Asset Securities
Corporation II, as purchaser ("SASC").

                  We have acted as special counsel to the Seller in connection with the following transactions: (i) the sale by the Seller, and the purchase by
SASC, of multifamily and commercial mortgage loans in the principal amount of approximately $878,046,090 (the "UBS Mortgage Loans"), pursuant to the MLPA;
(ii) the execution by the Seller of the UBS Indemnification Agreement, dated as of April 11, 2005 (the "Indemnification Agreement"), by and among the Seller,
UBS Americas Inc. ("UBS Americas" and, together with the Seller, the "UBS
Entities"), SASC and the Underwriters (as defined below); and (iii) the acknowledgement by the Seller of certain sections of the Underwriting Agreement, dated as of April 11, 2005 (the "Underwriting Agreement"), by and among SASC,
UBS Securities LLC ("UBS Securities") and Lehman Brothers Inc. ("Lehman", and
together with UBS Securities, the "Underwriters"), and acknowledged with respect to certain sections by the Seller and Lehman Brothers Holdings Inc. ("LBHI").

                  We have also acted as special counsel to UBS Americas in
connection with the execution by UBS Americas of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the MLPA.

                  The MLPA, the Indemnification Agreement and the Underwriting
Agreement are collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the respective meanings set forth in the MLPA.

                  In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates,

corporate and public records, agreements, instruments and other documents, including, among other things, the documents and agreements delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and Exchange Commission through its
Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to the opinions expressed below that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the
UBS Entities, UBSPF, SASC and the Underwriters, including those contained in the
Agreements and other documents, certificates, agreements and opinions delivered at the Closing, and of public officials. In addition, with respect to the opinions referred to in paragraphs 8(c), 8(d) and 9 below, such opinions are based solely on the Seller Officer's Certificate and the UBS Americas Officer's
Certificate referred to below, a review of the items, if any, identified as exceptions in the exhibits to such certificates, conversation with internal counsel for each of the UBS Entities, and the actual knowledge of attorneys who conducted such review, had such conversations and/or customarily represent the
UBS Entities in real estate lending transactions, financing transactions, and/or transactions similar to those contemplated by the Agreements. Except as expressly set forth herein, we have not undertaken any independent investigation
(including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities, UBSPF and others in connection with the preparation and delivery of this letter.

                  In particular, we have examined and relied upon:

                    (i)   the MLPA;

                    (ii)  the Underwriting Agreement;

                    (iii) the Indemnification Agreement;

                    (iv)  the officer's certificate of Seller, dated the date
               hereof (the "Seller Officer's Certificate"); and

                    (v)   the officer's certificate of UBS Americas, dated the
               date hereof (the "UBS Americas Officer's Certificate").

                  References in this letter to "Applicable Laws" shall mean
those laws, rules and regulations of the State of New York and of the United
States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, as well as the General
Corporation Law of the State of Delaware with respect to the opinions

                                      -11-

referred to in paragraphs 1 through 4, 8(a), 8(b)(i), 8(c) and 8(d) below. While we are not licensed to practice law in the State of Delaware, we have reviewed applicable provisions of the Delaware General Corporation Law as we have deemed appropriate in connection with the opinions expressed herein. Except as described we have neither examined nor do we express any opinion with respect to
Delaware law. References in this letter to the term "Governmental Authorities"
means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United States of America. References in this letter to the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any
Governmental Authority pursuant to Applicable Laws.

                  We have also assumed, except as to the UBS Entities, that all parties who executed any documents, agreements and instruments in connection with the transactions contemplated by the Agreements had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to the UBS Entities and UBSPF, that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation (except as expressly set forth herein), of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

                  We express no opinion concerning any law other than Applicable
Law.

                  Based upon and subject to the foregoing, we are of the opinion that:

                  1. Each of the Agreements has been duly authorized, executed and delivered by the Seller.

                  2. The Indemnification Agreement has been duly authorized, executed and delivered by UBS Americas.

                  3. The Seller is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Agreements.

                  4. UBS Americas is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to enter into and perform its obligations under the Indemnification Agreement.

                  5. Each of the MLPA and the Underwriting Agreement constitutes the legal, valid and binding agreement of the Seller, and the MLPA constitutes the legal, valid and binding agreement of UBSPF, enforceable against the Seller or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors'
             rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that (a) the enforcement of rights with respect to indemnification and contribution obligations and (b) provisions
             (i) purporting to waive or limit rights to trial by jury, oral amendments to

                                      -12-

             written agreements or rights of set off or (ii) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy.

                  6. Neither the consummation by UBSPF of any of the
             transactions contemplated by the MLPA nor the execution, delivery and performance of the terms of the MLPA by UBSPF will conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSPF.

                  7. The execution, delivery and performance by UBSPF of the
             MLPA and the consummation by UBSPF of the transactions contemplated under the MLPA do not require any consent, approval, license, authorization or validation of, or filing, recording or
             registration with, any executive, legislative, judicial,
             administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience are normally applicable to transactions of the type contemplated by the MLPA, to be obtained by UBSPF except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

                  8. None of the sale of the UBS Mortgage Loans, the
             consummation by either UBS Entity of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance by each UBS Entity of the terms of the Agreements to which it is a party, (a) will require any
             Governmental Approval to be obtained or made on the part of either
             UBS Entity, the absence of which would have a material adverse effect on such UBS Entity or the transactions contemplated by the
             Agreements, except those that may be required under state
             securities or blue sky laws, and except for such other approvals that have been obtained and, to our knowledge, are in full force and effect, (b) will conflict with, or result in a violation of, any provision of (i) either UBS Entity's certificate of
             incorporation or bylaws or (ii) any Applicable Laws applicable to either UBS Entity, (c) will, to our knowledge, breach, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which either UBS
             Entity is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of either UBS Entity pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of any Agreement to which it is a party or be reasonably likely to impair materially the ability of such UBS Entity to perform under the terms of any Agreement to which it is a party and
             (d) will, to our knowledge, breach or result in a violation of, or default under, any material judgment, decree or order that is applicable to either UBS Entity and is issued by any Governmental
             Authority having jurisdiction over either UBS Entity or any of its properties.

                  9. To our actual knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against either UBS Entity (a) asserting the invalidity of the Agreements to which it is a party, (b) seeking to prevent the consummation of any of the transactions provided for in the Agreements, or (c) that would materially and adversely affect (i) the ability of either UBS
             Entity to perform its obligations under, or the validity or enforceability (with respect to either UBS Entity) of,

                                      -13-

             the Agreements to which it is a party or (ii) any rights with regard the Mortgaged Properties or the Mortgage Loans. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has communicated in writing to a UBS Entity a present intention to initiate such actions, investigations or proceedings against such UBS Entity.

                  We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                                     Very truly yours,

                                      -14-

                                  SCHEDULE A

Structured Asset Securities Corporation II  Fitch, Inc.
745 Seventh Avenue                          One State Street Plaza
New York, New York  10019                   New York, New York 10004

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York  10019                   Chicago, Illinois 60603

UBS Securities LLC                          Moody's Investors Service, Inc.
1285 Avenue of the Americas                 99 Church Street
New York, New York  10019                   New York, New York  10007

ABN AMRO Bank N.V
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60603

                                  Exhibit C-1-1

                                   EXHIBIT C-2

                 OPINION OF IN-HOUSE COUNSEL TO ADDITIONAL PARTY

                                [UBS LETTERHEAD]

                                    [TO COME]

                                  Exhibit C-2-1

                                  Exhibit C-2-2

   MORTGAGE LOAN NUMBER    PROPERTY NAME                                ADDRESS
-------------------------------------------------------------------------------------------------------------------------

            1              909 Third Avenue                             909 Third Avenue
            2              The Woodbury Office Portfolio II             Various
            3              Macquarie DDR Portfolio II                   Various
            9              The Woodbury Office Portfolio I              Various
            11             Lembi Portfolio - Citi Properties I LLC      Various
            13             Bank of America Place                        200 Meeting Street
            18             iPark on the Hudson                          28 Wells Avenue
            19             100 South Bedford                            100 South Bedford Road
            20             895 Broadway                                 895 Broadway
            21             548 West 28th Street                         548-554 West 28th Street
            22             Schubiner Portfolio                          Various
            23             Lembi Portfolio - Trophy Properties I LLC    Various
            24             Hartz Fee Portfolio                          Various
            32             Lembi Portfolio - Hermann Street LLC         15 Hermann Street
            38             Lembi Portfolio - Sutter Street Associates I 861 Sutter Street
            40             Brooklyn Multifamily                         Various
            44             Valley Center Mall                           215 North Central Avenue
            50             Acadian House and Willow Bend Apartments     Various
            51             Golden Shoppes                               7750 Okeechobee Boulevard
            61             Imperial Parks                               115 West Loudon Avenue and 815 Newtown Pike
            62             Park Manor Apartments                        2934 West Pioneer Drive
            71             Pontchartrain Square                         3555 Highway 190
            75             Walgreens - Raleigh                          4309 Falls of Neuse Road
            77             Terrace Club Apartments                      7402 Heritage Hills Drive
            85             Alamo Self Storage                           903 Industrial Drive
            86             Northmark Office                             207 Market Avenue North
            87             Flagship Properties                          Various
            90             Turtle Creek Apartments                      3114 Rex Cruse Drive
            93             Youngblood Portfolio                         Various
           101             Executive House Apartments                   2700 West Grauwyler Road
           102             Kmart - Parkersburg                          1050 Division Street

   MORTGAGE LOAN NUMBER     CITY              STATE                      ZIP CODE                    CUT-OFF DATE BALANCE
----------------------------------------------------------------------------------------------------------------------------

            1               New York          NY                          10022                              225,000,000.00
            2               Woodbury          NY                          11797                              163,595,000.00
            3               Various           Various                    Various                             157,250,000.00
            9               Woodbury          NY                          11797                               63,500,000.00
            11              San Francisco     CA                         Various                              51,627,000.00
            13              Charleston        SC                          29401                               34,400,000.00
            18              Yonkers           NY                          10701                               15,710,446.55
            19              Mount Kisco       NY                          10549                               15,663,487.74
            20              New York          NY                          10003                               14,986,496.62
            21              New York          NY                          10001                               14,950,000.00
            22              Bloomfield Hills  MI                         Various                              14,488,264.81
            23              San Francisco     CA                         Various                              13,886,000.00
            24              Secaucus          NJ                          07094                               13,500,000.00
            32              San Francisco     CA                          94102                               11,442,000.00
            38              San Francisco     CA                          94109                                8,045,000.00
            40              Brooklyn          NY                          11211                                7,742,970.13
            44              Duluth            MN                          55807                                6,734,569.57
            50              Lafayette         LA                         Various                               5,938,074.21
            51              West Palm Beach   FL                          33411                                5,837,018.67
            61              Lexington         KY      40508 (Imperial Park), 40511 (Imperial Estates)          4,450,000.00
            62              Irving            TX                          75061                                4,395,968.44
            71              Mandeville        LA                          70471                                3,670,000.00
            75              Raleigh           NC                          27609                                3,500,000.00
            77              Tampa             FL                          33637                                3,440,895.59
            85              Copperas Cove     TX                          76522                                2,554,358.53
            86              Canton            OH                          44702                                2,500,000.00
            87              Various           KY                         Various                               2,327,026.11
            90              Sherman           TX                          75092                                2,114,963.89
            93              Various           AL                         Various                               2,071,046.87
           101              Irving            TX                          75061                                1,375,502.62
           102              Parkersburg       WV                          26101                                1,350,000.00

   MORTGAGE LOAN NUMBER     MONTHLY P&I PAYMENT     MORTGAGE RATE   REMAINING TERM TO MATURITY     MATURITY-ARD
-------------------------------------------------------------------------------------------------------------------

            1                          1,297,785.07         5.64300              120                     4/11/2015
            2                            910,483.56         5.32000               84                     4/11/2012
            3                            631,882.92         4.82200               60                      4/5/2010
            9                            282,744.04         5.27000               60                     4/11/2010
            11                           260,847.81         5.98000               59                     3/11/2010
            13                           195,751.30         5.52000              118                     2/11/2015
            18                            89,976.67         5.57000               59                     3/11/2010
            19                            89,734.79         5.56000              118                     2/11/2015
            20                            86,870.05         5.68000              119                     3/11/2015
            21                            91,758.22         6.22000              120                     4/11/2015
            22                            87,775.61         6.09000               83                     3/11/2012
            23                            70,159.66         5.98000               59                     3/11/2010
            24                            60,167.97         5.27500              119                     3/11/2015
            32                            57,811.23         5.98000               59                     3/11/2010
            38                            40,647.73         5.98000               59                     3/11/2010
            40                            44,735.77         5.65000               83                     3/11/2012
            44                            40,326.09         5.96000              117                     1/11/2015
            50                            35,631.29         6.00000              119                     3/11/2015
            51                            36,418.88         5.65000              119                     3/11/2015
            61                            28,671.41         6.00000              120                     4/11/2015
            62                            25,287.23         5.61000              119                     3/11/2015
            71                            21,838.61         5.93000              120                     4/11/2015
            75                            21,029.29         6.02000              120                     4/11/2015
            77                            21,613.73         6.04000               58                     2/11/2010
            85                            15,167.92         5.89000              118                     2/11/2015
            86                            14,972.69         5.99000              120                     4/11/2015
            87                            15,012.22         6.00000              119                     3/11/2015
            90                            11,944.18         5.43000              118                     2/11/2015
            93                            13,490.61         6.07000              117                     1/11/2015
           101                             8,507.40         5.54000              118                     2/11/2015
           102                            10,248.87         6.73000              152                    12/11/2017

   MORTGAGE LOAN NUMBER     REMAINING AMORTIZATION TERM      INTEREST ACCRUAL BASIS  ADMINISTRATIVE COST RATE
----------------------------------------------------------------------------------------------------------------

            1                             360                        Act/360                            0.02105
            2                             360                        Act/360                            0.02105
            3                              0                         30/360                             0.02105
            9                              0                         Act/360                            0.02105
            11                             0                         Act/360                            0.02105
            13                            360                        Act/360                            0.02105
            18                            359                        Act/360                            0.02105
            19                            358                        Act/360                            0.02105
            20                            359                        Act/360                            0.02105
            21                            360                        Act/360                            0.02105
            22                            359                        Act/360                            0.02105
            23                             0                         Act/360                            0.02105
            24                             0                         Act/360                            0.02105
            32                             0                         Act/360                            0.02105
            38                             0                         Act/360                            0.02105
            40                            359                        Act/360                            0.02105
            44                            357                        Act/360                            0.02105
            50                            359                        Act/360                            0.02105
            51                            299                        Act/360                            0.02105
            61                            300                        Act/360                            0.02105
            62                            359                        Act/360                            0.02105
            71                            360                        Act/360                            0.02105
            75                            360                        Act/360                            0.02105
            77                            322                        Act/360                            0.02105
            85                            358                        Act/360                            0.02105
            86                            360                        Act/360                            0.02105
            87                            299                        Act/360                            0.02105
            90                            358                        Act/360                            0.02105
            93                            297                        Act/360                            0.02105
           101                            298                        Act/360                            0.02105
           102                            240                        Act/360                            0.02105

   MORTGAGE LOAN NUMBER    PRIMARY SERVICING FEE    GROUND LEASE?   MORTGAGE LOAN SELLER    DEFEASANCE
-----------------------------------------------------------------------------------------------------------------------------

            1                                0.0200 Leasehold       UBS                     Defeasance
            2                                0.0200 Fee Simple      UBS                     Yield Maintenance
            3                                0.0200 Fee Simple      UBS                     Yield Maintenance or Defeasance
            9                                0.0200 Fee Simple      UBS                     Yield Maintenance
            11                               0.0200 Fee Simple      UBS                     Defeasance
            13                               0.0200 Fee Simple      UBS                     Defeasance
            18                               0.0200 Fee Simple      UBS                     Defeasance
            19                               0.0200 Fee Simple      UBS                     Defeasance
            20                               0.0200 Fee Simple      UBS                     Defeasance
            21                               0.0200 Fee Simple      UBS                     Defeasance
            22                               0.0200 Fee Simple      UBS                     Defeasance
            23                               0.0200 Fee Simple      UBS                     Defeasance
            24                               0.0200 Fee Simple      UBS                     Defeasance
            32                               0.0200 Fee Simple      UBS                     Defeasance
            38                               0.0200 Fee Simple      UBS                     Defeasance
            40                               0.0200 Fee Simple      UBS                     Yield Maintenance
            44                               0.0200 Fee Simple      UBS                     Defeasance
            50                               0.0200 Fee Simple      UBS                     Defeasance
            51                               0.0200 Fee Simple      UBS                     Defeasance
            61                               0.0200 Fee Simple      UBS                     Defeasance
            62                               0.0200 Fee Simple      UBS                     Defeasance
            71                               0.0200 Fee Simple      UBS                     Defeasance
            75                               0.0200 Fee Simple      UBS                     Defeasance
            77                               0.0200 Fee Simple      UBS                     Defeasance
            85                               0.0200 Fee Simple      UBS                     Yield Maintenance
            86                               0.0200 Fee Simple      UBS                     Defeasance
            87                               0.0200 Fee Simple      UBS                     Defeasance
            90                               0.0200 Fee Simple      UBS                     Defeasance
            93                               0.0200 Fee Simple      UBS                     Defeasance
           101                               0.0200 Fee Simple      UBS                     Defeasance
           102                               0.0200 Fee Simple      UBS                     Defeasance

                                                  ANTICIPATED                                                     MORTGAGE LOAN
   MORTGAGE LOAN NUMBER    ARD MORTGAGE LOAN      REPAYMENT DATE    ARD SPREAD     CROSS COLLATERALIZED           SELLER LOAN ID
-----------------------------------------------------------------------------------------------------------------------------------

            1              No                                          N/A           No                                  10739
            2              No                                          N/A           No                                  10745
            3              No                                          N/A           No                                  UBS1
            9              No                                          N/A           No                                  10744
            11             No                                          N/A           Yes (UBS-A)                        10737a
            13             No                                          N/A           No                                  10634
            18             No                                          N/A           No                                  10666
            19             No                                          N/A           No                                  10679
            20             No                                          N/A           No                                  10654
            21             No                                          N/A           No                                  10629
            22             No                                          N/A           No                                  10664
            23             No                                          N/A           Yes (UBS-A)                        10737b
            24             No                                          N/A           No                                  10716
            32             No                                          N/A           Yes (UBS-A)                        10737d
            38             No                                          N/A           Yes (UBS-A)                        10737c
            40             No                                          N/A           No                                  10575
            44             No                                          N/A           No                                  10496
            50             No                                          N/A           No                                  10600
            51             No                                          N/A           No                                  10628
            61             No                                          N/A           No                                  10590
            62             No                                          N/A           No                                  10613
            71             No                                          N/A           No                                  10694
            75             No                                          N/A           No                                  10658
            77             No                                          N/A           No                                  10631
            85             No                                          N/A           No                                  10690
            86             No                                          N/A           No                                  10491
            87             No                                          N/A           No                                  10591
            90             No                                          N/A           No                                  10639
            93             No                                          N/A           No                                  10441
           101             No                                          N/A           No                                  10612
           102             No                                          N/A           No                                 10595a